                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-17217


EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2002

--------------------------------------------------------------------------------

This Prospectus describes the thirteen (13) Portfolios* offered by EQ Advisors Trust and the Class IA shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

           DOMESTIC PORTFOLIOS                         FIXED INCOME PORTFOLIOS
------------------------------------------   -----------------------------------------------
           EQ/Aggressive Stock               EQ/Alliance Intermediate Government Securities
         EQ/Alliance Common Stock                       EQ/Alliance Money Market
      EQ/Alliance Growth and Income                     EQ/Alliance Quality Bond
       EQ/Alliance Small Cap Growth                           EQ/High Yield
           EQ/Equity 500 Index


         INTERNATIONAL STOCK PORTFOLIOS                BALANCED/HYBRID PORTFOLIOS
------------------------------------------   -----------------------------------------------
            EQ/Alliance Global                        EQ/Alliance Growth Investors
         EQ/Alliance International                             EQ/Balanced







* Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.
--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY PORTFOLIO'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

Version 4

                                                               EQ Advisors Trust

Overview

--------------------------------------------------------------------------------

EQ ADVISORS TRUST

EQ Advisors Trust (the "Trust") is a family of thirteen (13) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA shares of each of the Trust's Portfolios. Each Portfolio is a diversified Portfolio. Information on each Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable"), Equitable of Colorado, Inc. ("EOC"), other affiliated or unaffiliated insurance companies and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

Equitable, through its AXA Funds Management Group unit (the "Manager"), is the investment manager to each Portfolio. The day-to-day portfolio management of each Portfolio is provided by one or more investment sub-advisers (the "Advisers"). Information regarding the Manager and the Advisers is included under "Management of the Trust" and "About the Investment Portfolios" in this Prospectus. The Manager may allocate a Portfolio's assets to additional Advisers subject to approval of the Trust's Board of Trustees. In addition, the Manager has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the "Multi-Manager Order"). In such circumstances, shareholders would receive notice of such action.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosures carefully before investing.

2 OVERVIEW                                                    EQ Advisors Trust

Table of contents

--------------------------------------------------------------------------------

 1. SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                                        4
-----------------------------------------------------------

 2. ABOUT THE INVESTMENT PORTFOLIOS                       8
-----------------------------------------------------------
   DOMESTIC PORTFOLIOS                                   10
      EQ/Aggressive Stock                                10
      EQ/Alliance Common Stock                           12
      EQ/Alliance Growth and Income                      14
      EQ/Alliance Small Cap Growth                       16
      EQ/Equity 500 Index                                18
   INTERNATIONAL STOCK PORTFOLIOS                        19
      EQ/Alliance Global                                 19
      EQ/Alliance International                          21
   FIXED INCOME PORTFOLIOS                               23
      EQ/Alliance Intermediate Government Securities     23
      EQ/Alliance Money Market                           26
      EQ/Alliance Quality Bond                           28
      EQ/High Yield                                      30
   BALANCED/HYBRID PORTFOLIOS                            32
      EQ/Alliance Growth Investors                       32
      EQ/Balanced                                        34
 3. MORE INFORMATION ON PRINCIPAL RISKS                  37
-----------------------------------------------------------

 4. MANAGEMENT OF THE TRUST                              41
-----------------------------------------------------------
   The Trust                                             41
   The Manager                                           41
   Management Fees                                       41

 5. FUND DISTRIBUTION ARRANGEMENTS                       43
-----------------------------------------------------------

 6. PURCHASE AND REDEMPTION                              44
-----------------------------------------------------------

 7. HOW ASSETS ARE VALUED                                45
-----------------------------------------------------------

 8. TAX INFORMATION                                      46
-----------------------------------------------------------

 9. FINANCIAL HIGHLIGHTS                                 47
-----------------------------------------------------------

EQ Advisors                                                TABLE OF CONTENTS  3

1. Summary Information Concerning EQ Advisors Trust

--------------------------------------------------------------------------------

The following chart highlights the thirteen (13) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC*. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks," which more fully describes each of the principal risks, is provided beginning on page 37.

------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------------------
 PORTFOLIO                         INVESTMENT OBJECTIVE(S)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 EQ/AGGRESSIVE STOCK               Seeks to achieve long-term growth of capital


------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE COMMON STOCK          Seeks to achieve long-term growth of capital and increased income


------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE GROWTH AND INCOME     Seeks to provide a high total return


------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE SMALL CAP GROWTH      Seeks to achieve long-term growth of capital


------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX               Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index
------------------------------------------------------------------------------------------------------------

* Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

4 SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST           EQ Advisors Trust

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT STRATEGIES                       PRINCIPAL RISKS
---------------------------------------------------------------------------------------------------------------
Equity securities of U.S. companies with large         General investment, equity, multiple-adviser, small-cap
market capitalizations                                 and mid-cap company, growth investing, liquidity,
                                                       derivatives, portfolio turnover, and foreign securities
                                                       risks
---------------------------------------------------------------------------------------------------------------
Stocks and other equity securities (including          General investment, equity, foreign securities,
preferred stocks or convertible debt) and fixed        leveraging, derivatives, convertible securities, and
income securities (including junk bonds),              small-cap and mid-cap company risks
foreign securities, derivatives, and
securities lending
---------------------------------------------------------------------------------------------------------------
Dividend paying stocks of good quality companies,      General investment, convertible securities, equity,
may also invest in fixed-income and convertible        leveraging, derivatives, foreign securities, junk
securities                                             bond and lower rated securities, and fixed income risks
---------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of smaller          General investment, equity, small-cap and mid-cap company,
companies and undervalued securities (including        growth investing, liquidity, derivatives, leveraging, and
securities of companies in cyclical                    portfolio turnover risks
industries, companies whose securities are
temporarily undervalued, companies in special
situations (e.g., change in management, new
products or changes in customer demand) and
less widely known companies)
----------------------------------------------------------------------------------------------------------------
Securities in the S&P 500 Index, derivatives, and      General investment, equity, index-fund, and derivatives
securities lending                                     risks

----------------------------------------------------------------------------------------------------------------

EQ Advisors Trust          SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST  5

-----------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO                                          INVESTMENT OBJECTIVE(S)
-----------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GLOBAL                                 Seeks long-term growth of capital


-----------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL                          Seeks long-term growth of capital

------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------------------------
 PORTFOLIO                                         INVESTMENT OBJECTIVE(S)
------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES     Seeks to achieve high current income consistent with relative stability of principal


------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE MONEY MARKET                           Seeks to obtain a high level of current income, preserve its assets and maintain liquidity
------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE QUALITY BOND                           Seeks to achieve high current income consistent with moderate risk to capital


------------------------------------------------------------------------------------------------------------------
EQ/HIGH YIELD                                      Seeks to achieve a high total return through a combination of current income and capital appreciation


-------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                          INVESTMENT OBJECTIVE(S)
-------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH INVESTORS                       Seeks to achieve the highest total return consistent with the
                                                   Adviser's determination of reasonable risk


-------------------------------------------------------------------------------------------------------------------
EQ/BALANCED                                        Seeks to achieve a high return through both appreciation of capital and current income

--------------------------------------------------------------------------------------------------------------------


6 SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST           EQ Advisors Trust

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                    PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. and established          General investment, equity, growth investing, foreign securities,
foreign companies (including shares of other       and derivatives risks
mutual funds investing in foreign securities),
debt securities, derivatives, and securities
lending
--------------------------------------------------------------------------------------------------------------------
Equity securities selected principally to          General investment, equity, foreign securities, growth investing,
permit participation in non-U.S. companies         value investing, and derivatives risks
with prospects for growth
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                    PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------
Securities issued or guaranteed by the U.S.        General investment, fixed income, leveraging, derivatives, and
Government, including repurchase agreements and    portfolio turnover risks
forward commitments related to U.S. Government
securities, debt securities of non-governmental
issuers that own mortgages, short sales, the
purchase or sale of securities on a when-issued
or delayed delivery basis, derivatives, and
securities lending
--------------------------------------------------------------------------------------------------------------------
High quality U.S. dollar-denominated money         General investment, money market, asset-backed  securities,
market instruments (including foreign              foreign securities, interest rate and mortgage backed
securities) and securities lending                 securities risks
---------------------------------------------------------------------------------------------------------------------
Investment-grade debt securities rated at          General investment, fixed income, convertible securities, leveraging,
least BBB/Baa or unrated securities of             derivatives, portfolio turnover, zero coupon and pay-in-kind
comparable quality at the time of purchase,        securities, and foreign securities risks
convertible debt securities, preferred
stock, dividend-paying common stocks,
foreign securities risks foreign securities,
the purchase or sale of securities on a
when-issued, delayed-delivery or forward
commitment basis, derivatives, and
securities lending
----------------------------------------------------------------------------------------------------------------------
High yield debt securities rated BB/Ba or below    General investment, fixed income, leveraging, loan participation
or unrated securities of comparable quality        and assignment, derivatives, liquidity, junk bond and lower rated
("junk bonds"), common stocks and other            securities, and foreign securities risks
equity securities, foreign securities,
derivatives, and securities lending
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                    PRINCIPAL RISKS
----------------------------------------------------------------------------------------------------------------------
Equity securities (including foreign stocks,       General investment, asset allocation, equity, fixed income,
preferred stocks, convertible securities,          leveraging, derivatives, liquidity, convertible securities,
securities of small and medium-sized               junk bond, portfolio turnover, growth investing, value investing
companies) and debt securities (including          and foreign securities risks
foreign debt securities and junk bonds),
derivatives, and securities lending
----------------------------------------------------------------------------------------------------------------------
Debt and equity securities, money market           General investment, equity, multiple adviser, asset allocation,
instruments, foreign securities, derivatives,      fixed income, derivatives, growth investing, leveraging, liquidity,
and securities lending                             portfolio turnover, small-cap and mid-cap company risk, value investing, and foreign securities risks
-----------------------------------------------------------------------------------------------------------------------

EQ Advisors Trust           SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST  7

2. About the investment portfolios

--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.

GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: The value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.

SECURITY SELECTION RISK: The specific securities selected by a Portfolio's Adviser may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
(i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

THE CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX ("CSFB Index") is an unmanaged trader priced index that mirrors the public high-yield debt market.

THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, asset-backed and corporate bonds.

THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

THE RUSSELL 3000(Reg. TM) INDEX ("Russell 3000") is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THE RUSSELL 3000(Reg. TM) GROWTH INDEX ("Russell 3000 Growth") is an unmanaged index that measures the performance of those companies in the Russell 3000 with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000(Reg. TM) INDEX ("Russell 1000") is an unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000, representing approximately 92% of the total market capitalization of the Russell 3000.

THE RUSSELL 1000(Reg. TM) VALUE INDEX ("Russell 1000 Value") is an unmanaged index of common stocks that measures the performance of Russell 1000 Index companies with lower price to book ratios and lower forecasted earnings.

THE RUSSELL 2500(TM) INDEX ("Russell 2500") is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000, which represents approximately 17% of the total market capitalization of the Russell 3000.

THE RUSSELL 2500(TM) GROWTH INDEX ("Russell 2500 Growth") is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

8 ABOUT THE INVESTMENT PORTFOLIOS                             EQ Advisors Trust

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index of common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends.

"Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 50% S&P 500/50% Lehman Gov't/Corp) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.

70% S&P 500/30% LEHMAN GOV'T/CORP. is made up 70% by the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 30% by the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

50% (OR 70%) S&P 500 INDEX/50% (OR 30%) LEHMAN AGGREGATE BOND INDEX is made up 50% (or 70%) by the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% (or 30%) by the Lehman Aggregate Bond Index, which is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

EQ Advisors Trust                            ABOUT THE INVESTMENT PORTFOLIOS  9

DOMESTIC PORTFOLIOS

EQ/AGGRESSIVE STOCK PORTFOLIO
INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio employs multiple Advisers, each of whom is responsible for investing an allocated portion of the Portfolio. The Manager has ultimate responsibility for the performance of the Portfolio and continuously monitors the performance and investment strategies of each of the Advisers. In order to achieve the Portfolio's investment objective, under normal circumstances, the Portfolio, as a whole, invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks. The Portfolio invests primarily in securities of large cap growth companies, although the Manager has designated that certain discrete portions of the Portfolio are to be invested primarily in the common stocks of companies of small or medium market capitalizations. Certain of the Advisers to the Portfolio may invest their allocated portions of the Portfolio in a relatively small number of intensively researched companies. The Portfolio will place an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Advisers, in current market valuations.

The Portfolio may also invest in securities of small and mid-cap issuers, companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this Portfolio, emerging growth companies may include those that an Adviser believes are early in their life cycle but have the potential to become major enterprises and those whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

The Portfolio may invest up to 25% of its total assets in foreign securities and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities). The Portfolio may also use derivatives, including writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Derivatives Risk

     o Equity Risk

     o Foreign Securities Risk

     o Growth Investing Risk

     o Liquidity Risk

     o Multiple-Adviser Risk

     o Portfolio Turnover Risk

     o Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by Alliance using the same investment objective for the Portfolio and an investment strategy of investing in small-mid cap companies. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Aggressive Stock Portfolio whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. Until May 1, 2000, Alliance Capital was the sole Adviser of the Portfolio; since that date, it has employed multiple Advisers. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

10 ABOUT THE INVESTMENT PORTFOLIOS                            EQ Advisors Trust

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
 [Graphic Omitted]  1992                               -3.2%
                    1993                               16.8%
                    1994                               -3.8%
                    1995                               31.6%
                    1996                               22.2%
                    1997                               10.9%
                    1998                                0.3%
                    1999                              18.84%
                    2000                             -13.13%
                    2001                             -24.99%
--------------------------------------------------------------------------------
 Best quarter (% and time period)            Worst quarter (% and time period)
 26.11% (1998 4th Quarter)                   (27.19)% (1998 3rd Quarter)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------
                                  ONE YEAR       FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Aggressive Stock Portfolio
   - Class IA Shares              (24.99)%         (2.96)%         4.17%
--------------------------------------------------------------------------------
 Russell 3000 Growth
   Index*                         (19.63)%          7.72%         10.41%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P., Marsico Capital Management, LLC, MFS Investment Management and Provident Investment Counsel, Inc. have been selected by the Manager to serve as Advisers for this Portfolio. New or additional Advisers may be added in the future.

The Manager initially allocated the assets of the Portfolio and allocates all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager reviews the asset allocation in the Portfolio on a periodic basis. The Manager may, subject to the oversight of the Board, reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Until May 1, 2000, Alliance Capital was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

     WALTON D. PEARSON and JOSHUA B. LISSER have been managing the Alliance Capital portion of the Portfolio since March 2001. Mr. Pearson is a Senior Vice President and Portfolio Manager and has been with Alliance Capital since 1993. Mr. Lisser is a Senior Vice President and Portfolio Manager and has been with Alliance Capital since 1992.

MARSICO CAPITAL MANAGEMENT, LLC ("Marsico"), 1200 17th Street, Suite 1300, Denver, Colorado 80202. Marsico was added as an Adviser to the Portfolio on February 1, 2001. Marsico was formed in 1997 and provides investment advisory services to mutual funds and partnerships as well as separately managed accounts for individuals, corporations, charities and retirement plans.

     THOMAS F. MARSICO, Chief Executive Officer of Marsico, is primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Marsico. Mr. Marsico has 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico in 1997, Mr. Marsico was Executive Vice President of the Janus Investment Fund from 1990-1997 and of the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 (inception date) through August 11, 1997.

MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS was added as an Adviser to the Portfolio on May 1, 2000. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

     The portion of assets allocated to MFS is managed by a team of portfolio managers.

PROVIDENT INVESTMENT COUNSEL, INC. ("Provident"), 300 North Lake Avenue, Pasadena, California 91101. Provident was added as an Adviser to the Portfolio on February 1, 2001. Provident manages domestic investment portfolios for corporate, government, mutual fund and individual clients.

     A team of investment professionals of Provident is primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Provident.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  11

EQ/ALLIANCE COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital and increase income.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its assets, plus borrowings for investment purposes, in common stocks. The Portfolio also invests in other equity-type securities (such as preferred stocks or convertible debt) that the Adviser believes will share in the growth of the nation's economy over a long period.

Most of the time, the Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. Current income is an incidental consideration. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives, including: writing covered call and put options, buying call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant or it appears that the Portfolio's investment objective will not be achieved by purchasing equity securities, the Portfolio may invest a portion of its assets in debt securities, including nonparticipating and nonconvertible preferred stocks, investment grade debt securities and junk bonds, e.g., rated BB or lower by Standard & Poor's Rating Services ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's"). The Portfolio also may make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Convertible Securities Risk

     o Equity Risk

     o Derivatives Risk

     o Foreign Securities Risk

     o Leveraging Risk

     o Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Common Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Common Stock Portfolio whose inception date is January 13, 1976. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[Graphic Omitted]   1992                                3.2%
                    1993                               24.8%
                    1994                               -2.1%
                    1995                               32.5%
                    1996                               24.3%
                    1997                               29.4%
                    1998                               29.4%
                    1999                              25.19%
                    2000                             -14.03%
                    2001                             -10.50%
--------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 28.42% (1998 4th Quarter)           (19.01)% (2001 3rd Quarter)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                     ONE YEAR       FIVE YEARS      TEN YEARS
--------------------------------------------------------------------------------
 EQ/Alliance Common Stock
   Portfolio - Class IA Shares       (10.50)%         10.01%         12.83%
--------------------------------------------------------------------------------
 S&P 500 Index*                      (11.88)%         10.70%         12.93%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

12 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

TYLER J. SMITH has been responsible for the day-to-day management of the Portfolio and its predecessor since 1977. Mr. Smith, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital or its parent company since 1970.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  13

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a high total return.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in dividend paying stocks of good quality companies, although the Portfolio also may invest in fixed-income and convertible securities. The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. The Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those:

o   that have a total market capitalization of at least $1 billion;

o   that pay periodic dividends; and

o whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, B or B+) or Moody's (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500.

The Portfolio may also invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated BB or lower by S&P or Ba or lower by Moody's, or, if unrated, determined by the Adviser to be of comparable quality).

The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Convertible Securities Risk

     o Derivatives Risk

     o Equity Risk

     o Fixed Income Risk

         Junk Bond and Lower Rated Securities Risk

     o Foreign Securities Risk

     o Leveraging Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last eight calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Growth and Income Portfolio whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[Graphic Omitted]   1994                               -0.6%
                    1995                               24.1%
                    1996                               20.1%
                    1997                               26.9%
                    1998                               20.9%
                    1999                              18.66%
                    2000                               8.95%
                    2001                              -1.30%
--------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 26.28% (1998 4th Quarter)           (15.03)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

14 ABOUT THE INVESTMENT PORTFOLIOS            EQ Advisors Trust

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                     SINCE
                                     ONE YEAR      FIVE YEARS      INCEPTION
--------------------------------------------------------------------------------
EQ/Alliance Growth and Income
   Portfolio - Class IA Shares        (1.30)%         14.34%         13.72%
--------------------------------------------------------------------------------
Russell 1000 Value Index*             (5.59)%         11.13%         13.23%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

PAUL RISSMAN and ARYEH GLATTER are principally responsible for the day-to-day management of the Portfolio. Mr. Rissman has been a portfolio manager to the Portfolio since 1996. Mr. Rissman, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1989. Mr. Glatter, Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1993.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  15

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $3 billion at the time of initial purchase).

When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment grade corporate fixed income securities. For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Derivatives Risk

     o Equity Risk

     o Growth Investing Risk

     o Leveraging Risk

     o Liquidity Risk

     o Portfolio Turnover Risk

     o Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Small Cap Growth Portfolio whose inception date is May 1, 1997. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfor mance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[Graphic Omitted] 1998                          -4.28%
                  1999                          27.75%
                  2000                          14.12%
                  2001                         -13.03%
--------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 28.16% (1999 4th Quarter)           (28.07)% (1998 3rd Quarter)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                 SINCE
                                                ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth Portfolio
  - Class IA Shares                             (13.03)%         9.65%
--------------------------------------------------------------------------------
 Russell 2500 Growth Index*                     (10.83)%         8.90%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

16 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

BRUCE ARONOW has been responsible for the day-to-day management of the Portfolio since February 2000. Mr. Aronow is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital since May 1999. Prior thereto, he had been associated with Invesco since May 1998, and before that a Vice President of Chancellor LGT Asset Management since 1996.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  17

EQ/EQUITY 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index ("S&P 500").

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500.

The Advisor does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the portfolio will hold all 500 securities in the S & P 500 in the exact weight each represents in that Index.

Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio's total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Derivatives Risk
     o Equity Risk
     o Index-Fund Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last seven calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Equity Index Portfolio whose inception date is March 1, 1994. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[Graphic Omitted]  1995                     36.5%
                   1996                     22.4%
                   1997                     32.6%
                   1998                     28.1%
                   1999                    20.40%
                   2000                     -9.6%
                   2001                   -11.95%
--------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 21.15% (1998 4th Quarter)           (14.66)% (2001 3rd Quarter)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                    SINCE
                                    ONE YEAR       FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
 EQ/Equity 500 Index Portfolio -
   Class IA Shares                  (11.95)%         10.23%         13.77%
--------------------------------------------------------------------------------
 S&P 500 Index*                     (11.88)%         10.70%         14.21%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

18 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

INTERNATIONAL STOCK PORTFOLIOS

EQ/ALLIANCE GLOBAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends normally to invest in at least three countries (including the United States).

--------------------------------------------------------------------------------
   These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.
--------------------------------------------------------------------------------

The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest substantially all of its assets in equity securities.

The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Derivatives Risk

     o Equity Risk

     o Foreign Securities Risk

     o Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Global Portfolio whose inception date is August 27, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfor mance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[Graphic Omitted]  1992                      -0.5%
                   1993                      32.1%
                   1994                       5.2%
                   1995                      18.8%
                   1996                      14.6%
                   1997                      11.7%
                   1998                      21.8%
                   1999                     38.53%
                   2000                    -18.66%
                   2001                    -20.08%
--------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
--------------------------------------------------------------------------------
 26.60% (1998 4th Quarter)           (19.16)% (2001 3rd Quarter)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                         ONE YEAR       FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Alliance Global
   Portfolio -
   Class IA Shares       (20.08)%          4.12%          8.71%
--------------------------------------------------------------------------------
 MSCI World
   Index*                (16.82)%          5.37%          8.06%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  19

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance Capital, has been associated with Alliance since 1990.

20 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in both growth-oriented and value-oriented stocks of non-U.S. companies. The growth portion of the Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. This portion of the Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The growth portion of the Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa. The portion of the Portfolio invested in value-oriented stocks will invest primarily in equity securities of issuers in countries that comprise the MSCI EAFE Index (Europe, Australia and the Far East) and Canada. MSCI EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. For this portion of the Portfolio, the Adviser uses a value oriented approach to stock selection in that it invests in stocks with low price-to-earnings ratios, low price-to-book ratios and high dividend yields. The value portion of the Portfolio will be diversified among many foreign countries but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index.

--------------------------------------------------------------------------------
   These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.
--------------------------------------------------------------------------------

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

For temporary or defensive purposes, when market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country. In addition, the Portfolio may establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Derivatives Risk

     o Equity Risk

     o Foreign Securities Risk

         Emerging Market Risk

     o Growth Investing

     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance International Portfolio whose inception date is April 3, 1995. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  21

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[Graphic Omitted] 1996                    9.8%
                  1997                  -2.98%
                  1998                   10.6%
                  1999                  37.31%
                  2000                 -22.77%
                  2001                 -22.88%
--------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
--------------------------------------------------------------------------------
 25.49% (1999 4th Quarter)           (16.32)% (2001 3rd Quarter)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                 SINCE
                                 ONE YEAR       FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
 EQ/Alliance International
   Portfolio - Class IA
   Shares                        (22.88)%         (2.60)%        1.03%
--------------------------------------------------------------------------------
 MSCI EAFE Index*                (21.44)%          0.89%         2.87%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Investment decisions for the Portfolio are made by a team of employees of Alliance Capital, including employees from its Bernstein Investment Research and Management Unit ("Bernstein"). This team approach pairs the growth expertise of Alliance Capital with the highly regarded members of its Value Investment Policy Group. SANDRA YEAGER has been responsible for the day-to day management of the growth portion of the Portfolio and its predecessor since January 1999. Ms. Yeager, Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1990. The Value Investment Policy Group is comprised of key senior investment professionals of Bernstein and it has been responsible for day-to-day management of the value portion of the Portfolio since September 1, 2001.

22 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

FIXED INCOME PORTFOLIOS

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. Government securities. The Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government securities and may also purchase debt securities of non-government issuers that own mortgages.

--------------------------------------------------------------------------------
   Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note. Under normal circumstances, the Portfolio will have a dollar-weighted average maturity of more than three years but less than ten years.
--------------------------------------------------------------------------------

The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio may also invest a substantial portion of its assets in money market instruments.

In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government securities include:

o U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

o U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

o U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

o "Ginnie Maes": Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

o "Fannie Maes": The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

o "Freddie Macs": The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

o Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 23

o "Sallie Maes": The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

The Portfolio may also invest in "zero coupon" U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.

--------------------------------------------------------------------------------
   Guarantees of the Portfolio's U.S. Government Securities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.
--------------------------------------------------------------------------------

The Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"), but only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 80% of its net assets in U.S. Government securities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

 o Derivatives Risk

 o Fixed Income Risk

    Asset-Backed Securities Risk

    Credit Risk

    Interest Rate Risk

    Investment Grade Securities Risk

    Mortgage-Backed Securities Risk

 o Leveraging Risk

 o Portfolio Turnover Risk

 o Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Intermediate Government Securities Portfolio whose inception date is April 1, 1991. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                    1992                    5.5%
                    1993                   10.6%
                    1994                   -4.4%
                    1995                   13.3%
                    1996                    3.8%
                    1997                    7.3%
                    1998                    7.7%
                    1999                   0.02%
                    2000                   9.27%
                    2001                   8.23%
--------------------------------------------------------------------------------
 Best quarter (% and time period)           Worst quarter (% and time period)
 4.90% (2001 3rd Quarter)                   (2.96)% (1994 1st Quarter)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Alliance Intermediate
   Government Securities
   Portfolio - Class IA Shares       8.23%        6.46%          6.03%
--------------------------------------------------------------------------------
 Lehman Intermediate
   Government Bond Index*            8.42%        7.06%          6.65%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital

24 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust
has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The Portfolio Managers are JEFFREY S. PHLEGAR and JOHN FEINGOLD. Mr. Phlegar has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Mr. Phlegar, a Senior Vice President of Alliance Capital has been associated with Alliance Capital for the past five years. Mr. Feingold is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital and its predecessor, Sanford C. Bernstein & Co., Inc. since 1998. From 1993 to 1998 Mr. Feingold was associated with Jennison Associates.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 25

EQ/ALLIANCE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

o marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities ("U.S. Government securities");

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

         (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

         (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or
         (ii) long term debt rated at least AA by S&P or Aa by Moody's;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies;

o mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

o corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's;

o   floating rate or master demand notes; and

o   repurchase agreements covering U.S. Government securities.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign branches of foreign banks and making secured loans of up to 50% of its total portfolio securities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

Performance may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Asset-Backed Securities Risk

     o Fixed Income Risk

         Interest Rate Risk

         Mortgaged-Backed Securities Risk

     o Foreign Securities Risk

     o Money Market Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns on three-month U.S. Treasury bills. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Money Market Portfolio whose inception date is July 13, 1981. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

26 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

[Graphic Omitted]
--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                    1992                  3.6%
                    1993                  3.0%
                    1994                  4.0%
                    1995                  5.7%
                    1996                  5.3%
                    1997                 5.42%
                    1998                 5.34%
                    1999                 4.96%
                    2000                 6.24%
                    2001                 3.82%
--------------------------------------------------------------------------------
 Best quarter (% and time period)             Worst quarter (% and time period)
 1.62% (2000 4th Quarter)                     0.51% (2001 4th Quarter)
--------------------------------------------------------------------------------
 The Portfolio's 7-day yield for the quarter ended December 31, 2001 was 1.70%.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Alliance Money Market
   Portfolio - Class IA Shares        3.82%        5.16%          4.74%
--------------------------------------------------------------------------------
 3-Month Treasury Bill                4.09%        5.02%          4.70%
--------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The Portfolio Managers responsible for the day to day management of the Portfolio are: RAYMOND J. PAPERA and KENNETH CARTY. Mr. Papera has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1990. Mr. Carty, a Vice President and Portfolio Manager of Alliance Capital or its parent company since 1997, has been associated with Alliance Capital since 1993.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 27

EQ/ALLIANCE QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with moderate risk to capital.

THE INVESTMENT STRATEGY
The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Adviser believes do not involve undue risk.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. The Portfolio will follow a policy of investing at least 65% of its total assets in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities that the Adviser determines to be of comparable quality.

In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate in the circumstances. The Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody's and S&P).

The Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks in order to reflect the Adviser's assessment of prospective cyclical changes even if such action may adversely affect current income.

The Portfolio may also invest in foreign securities, although it will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. The Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes.

The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, securities lending with a value of up to 50% of its total assets, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may also use derivatives, including: purchasing put and call options and writing covered put and call options on securities it may purchase.

The Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Convertible Securities Risk

     o Derivatives Risk

     o Fixed Income Risk

         Asset-Backed Securities Risk

         Credit Risk

         Interest Rate Risk

         Investment Grade Securities Risk

         Mortgage-Backed Securities Risk

     o Foreign Securities Risk

     o Leveraging Risk

     o Portfolio Turnover Risk

     o Zero Coupon and Pay-in-Kind Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last eight calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Quality Bond Portfolio whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

28 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[Graphic Omitted] 1994                      -5.1%
                  1995                      17.0%
                  1996                       5.4%
                  1997                       9.1%
                  1998                       8.7%
                  1999                     -2.00%
                  2000                     11.48%
                  2001                      8.28%
--------------------------------------------------------------------------------
 Best quarter (% and time period)             Worst quarter (% and time period)
 6.19% (1995 2nd Quarter)                     (4.04)% (1994 1st Quarter)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                  SINCE
                                    ONE YEAR     FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
   Portfolio - Class IA Shares        8.28%        7.02%          6.13%
--------------------------------------------------------------------------------
 Lehman Aggregate Bond Index*         8.44%        7.43%          6.71%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

MATTHEW BLOOM has been responsible for the day-to-day management of the Portfolio and its predecessor since 1995. Mr. Bloom, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1989.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 29

EQ/HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high total return through a combination of current income and capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so-called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated either in the lower categories by NRSROs (i.e., rated Ba or lower by Moody's or BB or lower by S&P) or are unrated securities of comparable quality.

The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing.

The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities without limitation in order to enhance its current return and to reduce fluctuations in net asset value. The Portfolio may also use derivatives, including: writing covered call and put options; purchasing call and put options on individual fixed income securities, securities indexes and foreign currencies; and purchasing and selling stock index, interest rate and foreign currency futures contracts and options thereon. The Portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates.

In the event that any securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the Adviser believes that such investments are considered appropriate under the circumstances.

The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

When market or financial conditions warrant, the Portfolio may also make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

Performance may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Derivatives Risk

     o Fixed Income Risk

         Credit Risk

         Interest Rate Risk

         Junk Bond or Lower Rated Securities Risk

         Mortgage-Backed Securities Risk

     o Foreign Securities Risk

     o Leveraging Risk

     o Liquidity Risk

     o Loan Participation and Assignment Risk

     o Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.


The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (the HRT/Alliance High Yield Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to HRT/Alliance High Yield Portfolio whose inception date is January 2, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

30 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[Graphic Omitted]     1992                    12.3 %
                      1993                    23.2 %
                      1994                    -2.8 %
                      1995                    19.9 %
                      1996                    23.0 %
                      1997                    18.5 %
                      1998                    -5.2 %
                      1999                    -3.35%
                      2000                    -8.65%
                      2001                     0.89%
--------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
--------------------------------------------------------------------------------
 8.03% (1997 2nd Quarter)            (11.04)% (1998 3rd Quarter)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                             ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/High Yield Portfolio
   - Class IA Shares           0.89%         0.02%         7.09%
--------------------------------------------------------------------------------
 CSFB Index*                   5.80%         3.25%         7.84%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

GREGORY R. DUBE and MICHAEL SNYDER are responsible for the day-to-day management of the Portfolio. Mr. Dube joined Alliance Capital in 1998 and is a Senior Vice President and head of the Global High Yield Group. Prior to joining Alliance Capital, Mr. Dube was a senior member of Lazard Freres' Fixed Income Group for three years and prior thereto, Mr. Dube was a partner of Donaldson, Lufkin and Jenrette for three years. Mr. Snyder joined Alliance Capital in 2001 as a member of the High Yield Portfolio Management team and is a Senior Vice President. Prior to joining Alliance Capital, Mr. Snyder was a Managing Director at Donaldson, Lufkin and Jenrette and Bear, Stearns and Co., where he founded and directed the high yield asset management group.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 31

BALANCED/HYBRID PORTFOLIOS

EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

THE INVESTMENT STRATEGY

The Portfolio allocates varying portions of its assets to a number of asset classes. The Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. In seeking to achieve the Portfolio's investment objective, the equity portion will be divided between two strategies-a Disciplined Growth Equity strategy and a Diversified Value Equity strategy. The Disciplined Growth Equity strategy will pursue its objective by investing in U.S. equity securities that, in the judgment of the Adviser, have the potential to appreciate in value. These securities will be selected from the most attractive stocks in the Adviser's research universe, based on its analyst's ratings and proprietary measures of earnings momentum, prospective growth and valuation. The Diversified Value Equity strategy will be value oriented, with value defined as the relationship between a security's current price and its normal long-term earnings power and the Adviser will use a "bottom-up" approach to find companies that, among other factors, have low price to earnings ratios, unrecognized assets and high yield. The allocated debt portion of the Portfolio will follow a policy of investing at least 65% of its allocated portion in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities that the Adviser determines to be of comparable quality.

The Portfolio's investments in equity securities will primarily be in large capitalization U.S. companies and include both exchange-traded and over-the-counter common stocks and other equity securities. The Portfolio's equity securities may also, include foreign stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

The Portfolio's debt securities may include long and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations), preferred stocks and dividend-paying common stocks. The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, repurchase agreements and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 20% of the Portfolio's assets will be invested in securities of foreign issuers.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Asset Allocation Risk

     o Convertible Securities Risk

     o Derivatives Risk

     o Equity Risk

     o Fixed Income Risk

         Credit Risk

         Interest Rate Risk

         Investment Grade Securities Risk

         Mortgage-Backed Securities Risk

         Zero Coupon and Pay-in-Kind Securities Risk

     o Foreign Securities Risk

     o Growth Investing Risk

     o Leveraging Risk

     o Liquidity Risk

     o Portfolio Turnover Risk

     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and ten years and compares the Portfolio's performance to the returns of a "blended" index of equity and fixed income securities. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Growth Investors Portfolio whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

32 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[Graphic Omitted]    1992                   4.9%
                     1993                  15.3%
                     1994                  -3.2%
                     1995                  26.4%
                     1996                  12.6%
                     1997                  16.9%
                     1998                  19.1%
                     1999                 26.58%
                     2000                 -6.71%
                     2001                -12.43%
--------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 18.13% (1998 4th Quarter)           (13.11)% (2001 3rd Quarter)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                        ONE YEAR      FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Alliance Growth Investors
   Portfolio - Class IA Shares          (12.43)%         7.55%         9.14%
--------------------------------------------------------------------------------
 70% S&P 500/30% Lehman
   Aggregate Index*, **                  (5.78)%         9.72%        11.22%
--------------------------------------------------------------------------------
 70% S&P 500 Index/30%
   Lehman Gov't/Corp.*                   (5.73)%        10.08%        11.44%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The Portfolio's Disciplined Growth Equity strategy will be managed by the Group Leader for the Disciplined Growth Portfolio Product team, JOHN BLUNDIN, an Executive Vice President and Portfolio Manager of Alliance Capital since 1972. The Portfolio's Diversified Value Equity strategy will be managed by Alliance Capital through its Bernstein Investment Research and Management Unit ("Bernstein"), which is headed by MARILYN GOLDSTEIN FEDAK and STEVEN PISARKIEWICZ. Ms. Fedak is Chief Investment Officer and Chairman of the U.S. Equity Policy Group and has been with Bernstein since 1984. Mr. Pisarkiewicz is Chief Investment Officer of Structured Equity Services and has been with Bernstein since 1989. ALISON MARTIER is responsible for the day-to-day management of the Portfolio's debt securities allocation. Ms. Martier is a Senior Vice President of Alliance Capital or its parent company and has been associated with Alliance Capital since 1979.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 33

EQ/BALANCED PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

THE INVESTMENT STRATEGY

The Portfolio employs multiple Advisers, each of whom is responsible for investing an allocated portion of the Portfolio. The Manager has ultimate responsibility for the performance of the Portfolio and continuously monitors the performance and investment strategies of each of the Advisers.

The Portfolio invests varying portions of its assets primarily in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments primarily in high-quality U.S. dollar denominated money market instruments.

The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. The Portfolio may also invest up to 20% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities which may include American depositary receipts and other depositary arrangements).

The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings are expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Asset mixes will periodically be rebalanced by the Manager to maintain the appropriate asset mix.

The Portfolio may also make use of various other investment strategies, including using up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if an Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Asset Allocation Risk o Derivatives Risk

     o Equity Risk

     o Fixed Income Risk

         Credit Risk

         Interest Rate Risk

         Investment Grade Securities Risk

     o Foreign Securities Risk

     o Growth Investing Risk

     o Leveraging Risk

     o Liquidity Risk

     o Multiple-Adviser Risk

     o Portfolio Turnover Risk

     o Small-Cap and Mid-Cap Company Risk

     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's perfor-

34 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust
mance to the returns of a "blended" index of equity and fixed income securities. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance/ Balanced Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance/Balanced Portfolio whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. Until March 1, 2000, Alliance Capital was the sole Adviser of the Portfolio; since that date, it has employed multiple Advisers. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfor mance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[Graphic Omitted] 1992                  -2.8%
                  1993                  12.3%
                  1994                  -8.0%
                  1995                  19.8%
                  1996                  11.7%
                  1997                  15.1%
                  1998                  18.1%
                  1999                 17.79%
                  2000                 -1.32%
                  2001                 -1.85%
--------------------------------------------------------------------------------
 Best quarter (% and time period)          Worst quarter (% and time period)
 13.88% (1998 4th Quarter)                 (8.44)% (2001 3rd Quarter)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                              ONE YEAR      FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Balanced Portfolio
   - Class IA Shares          (1.85)%         9.16%           7.60%
--------------------------------------------------------------------------------
 50% S&P 500/50% Lehman
   Aggregate*                 (1.67)%         9.50%          10.31%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P., Capital Guardian Trust Company, Prudential Investments LLC, formerly known as Prudential Investments Fund Management LLC, Jennison Associates LLC and Mercury Advisors have been selected by the Manager to serve as Advisers for this Portfolio. New or additional advisers may be added in the future.

The Manager initially allocated the assets of the Portfolio and allocates all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager reviews the asset allocation in the Portfolio on a periodic basis. The Manager may, subject to the oversight of the Board, reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Until May 1, 2000, Alliance Capital was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The portfolio managers responsible for that portion of the Portfolio's total assets allocated to Alliance Capital are as follows:

   TYLER J. SMITH and ALISON MARTIER, are the persons responsible for the day-to-day management of the Alliance Capital portion of the Portfolio. Mr. Smith is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital since 1970. Ms. Martier is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital or its parent company since 1979.

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian was added as an Adviser to the Portfolio on May 1, 2000. Capital Guardian has been providing investment management services since 1968.

   The day-to-day investment management decisions for that portion of the Portfolio's total assets allocated to Capital Guardian are made by a team of portfolio managers at Capital Guardian.

MERCURY ADVISORS ("Mercury"), a division of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury, has been an Adviser to the Portfolio since December 6, 2001. Mercury, together with its investment advisory affiliates, is the world's third-largest asset management firm, with total assets under management of $529 billion as of December 31, 2001. Mercury and its advisory affiliates serve as investment advisers to certain affiliated registered investment companies and provide investment advisory services for individuals and institutions.

The individual portfolio managers for that portion of the Portfolio's total assets allocated to Mercury are as follows:

   KEVIN RENDINO and ROBERT J. MARTORELLI are primarily responsible for the day-to-day management of the Portfolio. Mr. Rendino


EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 35
   has been a Managing Director of Mercury since 1997. Mr. Rendino was a First Vice President and Vice President of Mercury (or its predecessor) from 1993 to 1997. Mr. Martorelli has been a Managing Director of Mercury since 1997. Mr. Martorelli was a First Vice President of Mercury (or its predecessory) and Vice President of Mercury (or its predecessor) from 1987 to 1997.

PRUDENTIAL INVESTMENTS LLC ("PI") formerly known as Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 was added as an Adviser to the Portfolio on May 1, 2000. PI and its predecessors have served as manager or administrator to investment companies since 1987.

JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017 was added as an Adviser to the Portfolio on May 1, 2000. PI supervises Jennison. Jennison has served as an investment adviser to investment companies since 1990.

The individual portfolio managers for that portion of the Portfolio's total assets allocated to PI and Jennison are as follows:

   MICHAEL A. DEL BALSO. Michael A. Del Balso is a Director, Executive Vice President, Director of Equity Research and Equity Portfolio Manager of Jennison. Mr. Del Balso joined Jennison in 1972.

   KATHLEEN A. MCCARRAGHER. Ms. McCarragher is a Director, Executive Vice President, Domestic Equity Investment Strategist and Equity Portfolio Manager of Jennison. Ms. McCarragher joined Jennison in 1998. From 1992-1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer LLC.


36 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

3.  More information on principal risks
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

    ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

    MARKET RISK: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company's financial condition as well as overall market and economic conditions.

    SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

    FUTURES AND OPTIONS RISK: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

EQUITY RISK: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the sucess or failure of a company's operations.

FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

    ASSET-BACKED SECURITIES RISK: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore,

EQ Advisors Trust                      MORE INFORMATION ON PRINCIPAL RISKS  37
    usually be at a lower interest rate than the original investment, lowering the Portfolio's yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

    CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.


    Credit risk is particularly significant for certain Portfolios, such as the EQ/Alliance Growth Investors Portfolio and the EQ/High Yield Portfolio, that may invest a material portion of their assets in "JUNK BONDS" or lower-rated securities.

    INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

    MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

    INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

    JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

    CURRENCY RISK: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

    EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe


38 MORE INFORMATION ON PRINCIPAL RISKS                       EQ Advisors Trust
    price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

    GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

    POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

    REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

    TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

INDEX-FUND RISK: The EQ/Equity 500 Index, Portfolio is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the EQ/Equity 500 Index Portfolio utilizes proprietary modeling techniques to match the performance results of the S&P 500. Therefore, the Portfolio will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolio cannot modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

MONEY MARKET RISK: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the EQ/Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

LOAN PARTICIPATION AND ASSIGNMENT RISK: In addition to the risks associated with fixed income investments generally, the Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan, might fail financially. It is also possible that, under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock and EQ/Balanced Portfolios employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

PORTFOLIO TURNOVER RISK: The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and


EQ Advisors Trust                      MORE INFORMATION ON PRINCIPAL RISKS  39
frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which would reduce investment returns.

SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the EQ/High Yield and EQ/Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SMALL-CAP OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

ZERO COUPON AND PAY-IN-KIND SECURITIES RISK: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

40 MORE INFORMATION ON PRINCIPAL RISKS                       EQ Advisors Trust

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4. Management of the Trust

--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

THE TRUST

The Trust is organized as a Delaware business trust and is registered with the SEC as an open-end management investment company. The Trust's Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among thirty-nine (39) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), through its AXA Funds Management Group unit (the "Manager"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser's portfolio management team to determine whether its investment activities remain consistent with the Portfolios' investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser's overall business. The Manager monitors continuity in the Adviser's operations and changes in investment personnel and senior management. The Manager also performs annual due diligence reviews with each Adviser.

The Manager has access to detailed, comprehensive information concerning Portfolio and Adviser performance and Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio's assets subject to the approval of the Trust's Board of Trustees. The Manager also has discretion to allocate each Portfolio's assets among the Portfolio's Advisers. The Manager recommends Advisers for each Portfolio to the Trust's Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an exemptive order from the SEC to permit it and the Trust's Board of Trustees to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust's Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an "affiliated person" of Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") such as Alliance Capital Management L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio's shareholders.

MANAGEMENT FEES

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager received in 2001 for managing each of the Portfolios and the rate of the management fees waived by the Manager in 2001 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2001
--------------------------------------------------------------------------------

                                                      RATE OF
                                                       FEES
                                                      WAIVED
                                       ANNUAL          AND
                                        RATE         EXPENSES
 PORTFOLIOS                           RECEIVED      REIMBURSED
--------------------------------------------------------------------------------
 EQ/Aggressive Stock                   0.61%          0.00%
 EQ/Alliance Common Stock              0.46%          0.00%
 EQ/Alliance Global                    0.73%          0.00%
 EQ/Alliance Growth & Income           0.57%          0.00%
 EQ/Alliance Growth Investors          0.57%          0.00%
 EQ/Alliance Intermediate              0.50%          0.00%
   Government Securities
 EQ/Alliance International             0.85%          0.00%
 EQ/Alliance Money Market              0.33%          0.00%
 EQ/Alliance Quality Bond              0.53%          0.00%
 EQ/Alliance Small Cap Growth          0.75%          0.00%
 EQ/Balanced                           0.57%          0.00%
 EQ/Equity 500 Index                   0.25%          0.00%
 EQ/High Yield                         0.60%          0.00%
--------------------------------------------------------------------------------

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which would result in an increase or decrease in the amount of the management fee retained by the Manager, without

EQ Advisors Trust                                  MANAGEMENT OF THE TRUST  41
shareholder approval. For certain administrative services, in addition to the management fee, each Portfolio pays the Manager a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for each Portfolio and an additional $30,000 per portion of the Portfolio allocated to a separate Adviser in a discrete style.


42 MANAGEMENT OF THE TRUST                                   EQ Advisors Trust

5. Fund distribution arrangements

--------------------------------------------------------------------------------

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IA shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IB shares. AXA Distributors, LLC ("AXA Distributors") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

EQ Advisors Trust                           FUND DISTRIBUTION ARRANGEMENTS  43

6. Purchase and redemption

--------------------------------------------------------------------------------

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares


The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of Equitable.

These Portfolios are not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Portfolios. These kinds of strategies and transfer activities are disruptive to the Portfolios. If we determine that your transfer patterns among the Portfolios are disruptive to the Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolios.

44 PURCHASE AND REDEMPTION                                   EQ Advisors Trust

7. How assets are valued

--------------------------------------------------------------------------------

"Net asset value" is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:
--------------------------------------------------------------------------------
                          TOTAL MARKET VALUE  CASH AND
                            OF SECURITIES + OTHER ASSETS - LIABILITIES
      NET ASSET VALUE =   --------------------------------------------
                                  NUMBER OF OUTSTANDING SHARES
--------------------------------------------------------------------------------

The net asset value of Portfolio shares is determined according to this schedule:

o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

o The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

o A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, Portfolio securities are valued as follows:

o EQUITY SECURITIES - most recent sales price or if there is no sale, latest available bid price.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) - based upon pricing service valuations.

o SHORT-TERM OBLIGATIONS - amortized cost (which approximates market value). All securities held in the EQ/Alliance Money Market Portfolio are valued at amortized cost.

o SECURITIES TRADED ON FOREIGN EXCHANGES - most recent sales or bid price on the foreign exchange or market, unless a significant event occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the Trust at the close of regular trading on the Exchange.

o OPTIONS - last sales price or, if not available, previous day's sales price. However, if the bid price is higher or the asked price is lower than the previous day's last sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

o FUTURES - last sales price or, if there is no sale, latest available bid price.

o OTHER SECURITIES - other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the Trust.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust's calculation of net asset values for each applicable Portfolio when the Trust's Manager deems that the particular event or circumstance would materially affect such Portfolio's net asset value.


The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust's Board of Trustees believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values as of the time of pricing.

EQ Advisor Trust                                     HOW ASSETS ARE VALUED  45

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8.  Tax information

--------------------------------------------------------------------------------

Each Portfolio of the Trust is treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

46 TAX INFORMATION                                           EQ Advisors Trust

9. Financial Highlights

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2001 appears in the Trust's Annual Report. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder could have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.

EQ/AGGRESSIVE STOCK PORTFOLIO(d)(e):

                                                                      CLASS IA
                                     ----------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------------------------
                                             2001          2000            1999           1998           1997
                                     ------------- ----------------- -------------- -------------- --------------
Net asset value, beginning of
  year ..............................   $    30.61    $    38.01        $   34.15     $    36.22     $    35.85
                                        ----------    ----------        ---------     ----------     ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ............................         0.11          0.12             0.12           0.09           0.04
 Net realized and unrealized
  gain (loss)
  on investments ....................        (7.76)        (5.00)            6.22          (0.28)          3.71
                                        ----------    ----------        ---------     ----------    -----------
 Total from investment
  operations ........................        (7.65)        (4.88)            6.34          (0.19)          3.75
                                        ----------    ----------        ---------     ----------    -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income. ................        (0.10)        (0.13)           (0.12)         (0.16)         (0.05)
 Distributions from realized
  gains. ............................        (0.03)        (2.39)           (2.36)         (1.72)         (3.33)
                                        ----------    ----------        ---------     ----------    -----------
 Total dividends and
  distributions .....................        (0.13)        (2.52)           (2.48)         (1.88)         (3.38)
                                        ----------    ----------        ---------     ----------    -----------
Net asset value, end of year ........   $    22.83    $    30.61        $   38.01     $    34.15     $    36.22
                                        ==========    ==========        =========     ==========    ===========
Total return ........................       (24.99)%      (13.13)%          18.84%          0.29%         10.94%
                                        ==========    ==========        =========     ==========    ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) ............................   $2,179,759    $3,285,884       $4,368,877     $4,346,907     $4,589,771
Ratio of expenses to average
 net assets .........................         0.69%         0.65%(c)         0.56%          0.56%          0.54%
Ratio of net investment
 income (loss) to average
 net assets .........................         0.42%         0.35%(c)         0.33%          0.24%          0.11%
Portfolio turnover rate .............          195%          151%              87%           105%           123%

                                                                    CLASS IB
                                       -----------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------------------------
                                            2001          2000         1999         1998         1997
                                       ------------- ------------- ------------ ------------ -----------
Net asset value, beginning of
  year ...............................   $   30.46     $  37.83      $ 34.01      $ 36.13      $ 35.83
                                         ---------     --------      -------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .............................        0.03         0.06         0.03         0.01        (0.11)
 Net realized and unrealized
  gain (loss)
  on investments .....................       (7.69)       (4.99)        6.20        (0.29)        3.77
                                          --------     --------     --------      --------     -------
 Total from investment
  operations .........................       (7.66)       (4.93)        6.23        (0.28)        3.66
                                          --------     --------     --------      --------     -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income. .................       (0.04)       (0.05)       (0.05)       (0.12)       (0.03)
 Distributions from realized
  gains. .............................       (0.03)       (2.39)       (2.36)       (1.72)       (3.33)
                                          --------     --------     --------     --------     --------
 Total dividends and
  distributions ......................       (0.07)       (2.44)       (2.41)       (1.84)       (3.36)
                                          --------     --------     --------     --------     --------
Net asset value, end of year .........   $   22.72     $  30.46     $  37.83     $  34.01     $  36.13
                                          ========     ========     ========     ========     ========
Total return .........................      (25.18)%     (13.35)%      18.55%        0.05%       10.66%
                                          ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .............................   $ 219,748     $267,858     $233,265     $153,782     $ 73,486
Ratio of expenses to average
 net assets ..........................        0.94%        0.90%(c)     0.81%        0.82%        0.81%
Ratio of net investment
 income (loss) to average
 net assets ..........................        0.12%        0.10%(c)     0.07%        0.02%       (0.28)%
Portfolio turnover rate ..............         195%         151%          87%         105%         123%

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  47

                   EQ/ALLIANCE COMMON STOCK PORTFOLIO(d)(e):




                                                                                        CLASS IA
                                          --------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------------------------------
                                                 2001                   2000               1999            1998            1997
                                          ------------------ ------------------- -----------------------------------------------
Net asset value, beginning of
  year ..................................     $     17.98         $     26.17         $     24.35      $     21.61     $    18.23
                                                ---------            --------            --------       ----------     ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..................            0.12                0.15                0.17             0.18           0.14
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..........................           (1.97)              (3.82)               5.84             5.99           5.12
                                                ---------            --------            --------       ----------     ----------
 Total from investment
  operations ............................           (1.85)              (3.67)               6.01             6.17           5.26
                                                ---------            --------            --------       ----------     ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .....................           (0.11)              (0.15)              (0.16)           (0.15)         (0.11)
 Distributions from realized
  gains .................................           (0.32)              (4.37)              (4.03)           (3.28)         (1.77)
                                                ---------            --------            --------       ----------     ----------
 Total dividends and
  distributions .........................           (0.43)              (4.52)              (4.19)           (3.43)         (1.88)
                                                ---------            --------              ------       ----------     ----------
Net asset value, end of year ............     $     15.70         $     17.98         $     26.17      $     24.35     $    21.61
                                                =========            ========            ========       ===========    ==========
Total return ............................          (10.50)%            (14.03)%             25.19%           29.39%         29.40%
                                                =========            ========            ========       ===========    ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .........     $ 9,577,763         $11,797,888         $14,951,495      $12,061,977     $9,331,994
Ratio of expenses to average
 net assets .............................            0.53%               0.47%               0.38%            0.39%          0.39%
Ratio of net investment income
 to average net assets ..................            0.67%               0.61%               0.65%            0.75%          0.69%
Portfolio turnover rate .................              40%                 43%                 57%              46%            52%

                                                                                  CLASS IB
                                          -------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------------------
                                                 2001               2000               1999            1998           1997
                                          ------------------ ------------------ ----------------- -------------- --------------
Net asset value, beginning of
  year ..................................     $    17.88      $     26.05         $    24.30      $   21.58      $   18.22
                                                  ------          -------            -------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..................           0.07             0.08               0.10           0.10           0.10
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..........................          (1.95)           (3.78)              5.82           6.00           5.11
                                                  ------          -------             ------      ---------      ---------
 Total from investment
  operations ............................          (1.88)           (3.70)              5.92           6.10           5.21
                                                  ------          -------             ------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .....................          (0.07)           (0.10)             (0.14)         (0.10)         (0.08)
 Distributions from realized
  gains .................................          (0.32)           (4.37)             (4.03)         (3.28)         (1.77)
                                                  ------          -------             ------      ---------      ---------
  distributions .........................          (0.39)           (4.47)             (4.17)         (3.38)         (1.85)
                                                  ------          -------             ------      ---------      ---------
Net asset value, end of year ............     $    15.61      $     17.88         $    26.05      $   24.30      $   21.58
                                                  ======          =======             ======      =========      =========
Total return ............................         (10.73)%         (14.25)          %  24.88%         29.06%         29.07%
                                                  ======          =======             ======      =========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .........     $1,831,258      $ 1,918,284         $1,642,066      $ 834,144       $228,780
Ratio of expenses to average
 net assets .............................           0.78%            0.72%              0.63%          0.64%          0.64%
Ratio of net investment income
 to average net assets ..................           0.43%            0.35%              0.39%          0.44%          0.46%
Portfolio turnover rate .................             40%              43%                57%            46%            52%



48 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/ALLIANCE GLOBAL PORTFOLIO(d):




                                                                                   CLASS IA
                                       -------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------------------------------------------------
                                              2001                2000                1999              1998          1997
                                       ------------------ -------------------- ----------------- ---------------- ----------------
Net asset value, beginning of
  year ...............................     $  18.50              $ 25.16              $19.46           $17.2           $16.92
                                           --------              ------               -----            ------          ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .............................         0.02                (0.01)               0.10             0.14            0.17
 Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions .......................        (3.73)               (4.44)               7.25             3.56            1.75
                                           --------              ------               -----            ------          ------
 Total from investment
  operations .........................        (3.71)               (4.45)               7.35             3.70            1.92
                                           --------              ------               -----            ------          ------

 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................            -                (0.04)              (0.02)           (0.22)          (0.36)
 Distributions from realized
  gains ..............................        (0.01)               (2.17)              (1.63)           (1.31)          (1.19)
                                           --------              ------               ------           ------          -------
 Total dividends and
  distributions ......................        (0.01)               (2.21)              (1.65)           (1.53)          (1.55)
                                           --------              ------               ------           ------          -------
Net asset value, end of year .........     $  14.78              $ 18.50              $25.16           $19.46          $17.29
                                           ========              ======               ======           ======          =======
Total return .........................       (20.08)%             (18.66)%             38.53%           21.80%          11.66%
                                           ========              ======               ======           ======          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)          $1,104,394           $1,528,794         $ 1,869,185       $1,360,220      $1,203,867
Ratio of expenses to average
 net assets ..........................         0.85%                0.78%(c)            0.70%            0.71%           0.69%
Ratio of net investment
 income (loss) to average ............         0.12%               (0.03)%(c)           0.45%            0.72%           0.97%
Portfolio turnover rate ..............           45%                  53%                 93%             105%             57%

                                                                         CLASS IB
                                       -----------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------------------------------------
                                             2001              2000              1999          1998         1997
                                       --------------- ------------------- --------------- ------------ ------------
Net asset value, beginning of
  year ...............................    $   18.36       $     25.05        $    19.41      $ 17.27     $  16.91
                                          ---------       -----------        ----------      -------     --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .............................         0.01             (0.01)             0.03         0.08         0.12
 Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions .......................        (3.72)            (4.47)             7.24         3.56         1.76
                                          ---------       -----------        ----------      -------     --------
 Total from investment
  operations .........................        (3.71)            (4.48)             7.27         3.64         1.88
                                          ---------       -----------        ----------      -------     --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................            -             (0.04)                -        (0.19)       (0.33)
 Distributions from realized
  gains ..............................        (0.01)            (2.17)            (1.63)       (1.31)       (1.19)
                                          ---------       -----------        ----------      -------     --------
 Total dividends and
  distributions ......................        (0.01)            (2.21)            (1.63)       (1.50)       (1.52)
                                          ---------       -----------        ----------      -------     --------
Net asset value, end of year .........    $   14.64       $     18.36        $    25.05      $ 19.41      $ 17.27
                                          =========       ===========        ==========      ========     =======
Total return .........................       (20.28)%          (18.86)%           38.17%       21.50%       11.38%
                                          =========       ===========        ==========      ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)           $ 195,530       $   198,482          $121,052      $47,982      $21,520
Ratio of expenses to average
 net assets ..........................         1.10%             1.03% (c)         0.95%        0.96%        0.97%
Ratio of net investment
 income (loss) to average ............        (0.12)%           (0.28)%(c)         0.16%        0.41%        0.67%
Portfolio turnover rate ..............           45%               53%               93%         105%          57%


EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  49

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO(d)(e):

                                                                     CLASS IA
                                    -----------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------
                                          2001           2000           1999          1998         1997
                                    --------------- -------------- -------------- ------------ ------------
Net asset value, beginning of
  period ..........................    $   17.70      $   18.24      $   16.99      $ 15.38      $ 13.01
                                       ---------      ---------      ---------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............         0.19           0.17           0.06         0.06         0.15
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........        (0.44)          1.35           3.05         3.08         3.30
                                       ---------      ---------      ---------      -------      -------
 Total from investment
  operations. .....................        (0.25)          1.52           3.11         3.14         3.45
                                       ---------      ---------      ---------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............        (0.17)         (0.16)         (0.05)       (0.05)       (0.15)
 Distributions from realized
  gains. ..........................        (0.72)         (1.90)         (1.81)       (1.48)       (0.93)
                                       ---------      ---------     ----------     --------     --------
 Total dividends and
  distributions ...................        (0.89)         (2.06)         (1.86)       (1.53)       (1.08)
                                       ---------      ---------     ----------     --------     --------
Net asset value, end of period         $   16.56      $   17.70      $   18.24      $ 16.99      $ 15.38
                                       =========      =========     ==========     ========     ========
Total return ......................        (1.30)%         8.95%         18.66%       20.86%       26.90%
                                       =========      =========     ==========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $1,568,312     $1,418,245     $1,241,619     $877,744     $555,059
Ratio of expenses to average
  net assets . ....................         0.63%          0.61%          0.57%        0.58%        0.58%
Ratio of net investment
  income to average net
  assets ..........................         1.08%          0.92%          0.33%        0.38%        0.99%
Portfolio turnover rate . .........           81%            57%            70%          74%          79%

                                                                        CLASS IB
                                    ---------------------------------------------------------------------
                                                                                              MAY 1,
                                                  YEAR ENDED DECEMBER 31,                    1997* TO
                                    ----------------------------------------------------   DECEMBER 31,
                                         2001         2000         1999         1998           1997
                                    ------------- ------------ ------------ ------------ ----------------
Net asset value, beginning of
  period ..........................    $ 17.61      $ 18.16      $ 16.95      $ 15.36       $   13.42
                                       -------      -------      -------      -------       ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.13         0.13         0.01         0.03            0.05
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      (0.42)        1.34         3.04         3.07            2.91
                                       -------      -------      -------      -------       ---------
 Total from investment
  operations. .....................      (0.29)        1.47         3.05         3.10            2.96
                                       -------      -------      -------      -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.13)       (0.12)       (0.03)       (0.03)          (0.09)
 Distributions from realized
  gains. ..........................      (0.72)       (1.90)       (1.81)       (1.48)          (0.93)
                                       -------      -------     --------     --------       ---------
 Total dividends and
  distributions ...................      (0.85)       (2.02)       (1.84)       (1.51)          (1.02)
                                       -------      -------     --------     --------       ---------
Net asset value, end of period         $ 16.47      $ 17.61     $  18.16     $  16.95       $   15.36
                                       =======      =======     ========     ========       =========
Total return ......................      (1.52)%       8.68%       18.37%       20.56%          22.41%(b)
                                       =======      =======     ========     ========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $673,499     $464,600     $261,663     $120,558       $  32,697
Ratio of expenses to average
  net assets . ....................       0.88%        0.86%        0.82%        0.83%           0.83%(a)
Ratio of net investment
  income to average net
  assets ..........................       0.83%        0.71%        0.06%        0.17%           0.43%(a)
Portfolio turnover rate . .........         81%          57%          70%          74%             79%

50 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO(d)(e):




                                                                          CLASS IA
                                       -------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------------------------------------
                                             2001            2000             1999            1998           1997
                                       --------------- --------------- ----------------- -------------- --------------
Net asset value, beginning of
  year ...............................    $   19.17       $   22.57        $  19.87        $   18.55      $   17.20
                                          ---------       ---------        --------        ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............         0.38            0.42            0.37             0.41           0.41
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ..............        (2.77)          (1.99)           4.83             3.03           2.43
                                          ---------       ---------        --------        ---------      ---------
 Total from investment
  operations .........................        (2.39)          (1.57)           5.20             3.44           2.84
                                          ---------       ---------        --------        ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................        (0.36)          (0.40)          (0.35)           (0.41)         (0.46)
 Distributions from realized
  gains ..............................            -           (1.43)          (2.15)           (1.71)         (1.03)
                                          ---------       ---------        --------        ---------      ---------
 Total dividends and
  distributions ......................        (0.36)          (1.83)          (2.50)           (2.12)         (1.49)
                                          ---------       ---------        --------        ---------      ---------
Net asset value, end of year .........    $   16.42       $   19.17        $  22.57        $   19.87      $   18.55
                                          =========       =========        ========        =========      =========
Total return .........................       (12.43)%         (6.71)%         26.58%           19.13%         16.87%
                                          =========       =========        ========        =========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .............................   $1,836,200      $2,293,353      $2,495,787       $1,963,074     $1,630,389
Ratio of expenses to average
 net assets ..........................         0.63%           0.60%           0.53%(d)         0.55%          0.57%
Ratio of net investment
 income to average net
 assets ..............................         2.07%           1.89%           1.71%(d)         2.10%          2.18%
Portfolio turnover rate. .............          170%             80%             98%             102%           121%

                                                                        CLASS IB
                                       ----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                       ----------------------------------------------------------------
                                            2001          2000         1999         1998        1997
                                       ------------- ------------- ------------ ----------- -----------
Net asset value, beginning of
  year ...............................   $  19.10       $ 22.51      $ 19.84      $18.52     $ 17.19
                                         --------       -------      -------      -------     -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............       0.35          0.36         0.31        0.36        0.36
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ..............      (2.76)        (1.99)        4.82        3.03        2.43
                                         --------       -------      -------      -------     -------
 Total from investment
  operations .........................      (2.41)        (1.63)        5.13        3.39        2.79
                                         --------       -------      -------      -------     -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................      (0.32)        (0.35)       (0.31)      (0.36)      (0.43)
 Distributions from realized
  gains ..............................          -         (1.43)       (2.15)      (1.71)      (1.03)
                                          --------       -------      -------      -------     -------
Total dividends and
  distributions ......................      (0.32)        (1.78)       (2.46)      (2.07)      (1.46)
                                         --------       -------      -------      -------     -------
Net asset value, end of year .........   $  16.37       $ 19.10      $ 22.51      $19.84     $ 18.52
                                         ========       =======      =======      =======     =======
Total return .........................     (12.59)%       (6.94)%      26.27%      18.83%      16.58%
                                         ========       =======      =======      =======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .............................   $325,151      $326,220     $202,850     $92,027     $35,730
Ratio of expenses to average
 net assets ..........................       0.88%         0.85%        0.78%       0.80%       0.82%
Ratio of net investment
 income to average net
 assets ..............................       2.06%         1.64%        1.44%       1.85%       1.88%
Portfolio turnover rate. .............        170%           80%          98%        102%        121%

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  51

EQ/HIGH YIELD PORTFOLIO
(FKA EQ/ALLIANCE HIGH YIELD PORTFOLIO)(d)(e):


                                                                        CLASS IA
                                     ------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------
                                         2001          2000          1999         1998         1997
                                     ------------ ------------- ------------- ------------ ------------
Net asset value, beginning of
  year .............................   $  6.00      $   7.43       $  8.71      $  10.41     $  10.02
                                       -------       -------       -------      --------     --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............      0.63          0.76          0.90          1.07         1.04
 Net realized and unrealized
  gain (loss) on
  investments ......................     (0.58)        (1.40)        (1.19)        (1.56)        0.75
                                       -------       -------       -------      --------     --------
 Total from investment
  operations .......................      0.05         (0.64)        (0.29)        (0.49)        1.79
                                       --------      -------       -------      --------     --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................     (0.59)        (0.79)        (0.96)        (1.03)       (0.97)
 Distributions from realized
  gains. ...........................         -             -         (0.01)        (0.18)       (0.43)
 Tax return of capital
  distributions ....................         -             -         (0.02)            -            -
                                       -------       -------       -------      --------     --------
 Total dividends and
  distributions ....................     (0.59)        (0.79)        (0.99)        (1.21)       (1.40)
                                       -------       -------       -------      --------     --------
Net asset value, end of year .......   $  5.46      $   6.00       $  7.43      $   8.71     $  10.41
                                       =======       =======       =======      ========     ========
Total return .......................      0.89%        (8.65)%       (3.35)%       (5.15)%      18.48%
                                     =========       =======       =======      ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)       $254,910      $263,012      $336,292      $405,308     $355,473
Ratio of expenses to average
  net assets .......................      0.67%         0.67%         0.63%         0.63%        0.62%
Ratio of net investment
  income to average net
  assets ...........................     10.15%        10.54%        10.53%        10.67%        9.82%
Portfolio turnover rate ............        88%           87%          178%          181%         390%


                                                                        CLASS IB
                                     ------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------
                                         2001          2000          1999         1998         1997
                                     ------------ ------------- ------------- ------------ ------------
Net asset value, beginning of
  year .............................   $  5.97       $  7.40       $  8.69      $  10.39    $  10.01
                                       -------       -------       -------      --------    --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............      0.58          0.74          0.87          1.04        1.05
 Net realized and unrealized
  gain (loss) on
  investments ......................     (0.54)        (1.40)        (1.18)        (1.56)       0.71
                                       -------       -------       -------      --------    --------
 Total from investment
  operations .......................      0.04         (0.66)        (0.31)        (0.52)       1.76
                                       -------       -------       -------      --------    --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................     (0.58)        (0.77)        (0.95)        (1.00)      (0.95)
 Distributions from realized
  gains. ...........................         -             -         (0.01)        (0.18)      (0.43)
 Tax return of capital
  distributions ....................         -             -         (0.02)            -           -
                                       -------       -------       -------      --------    --------
 Total dividends and
  distributions ....................     (0.58)        (0.77)        (0.98)        (1.18)      (1.38)
                                       -------       -------       -------      --------    --------
Net asset value, end of year .......   $  5.43       $  5.97       $  7.40      $   8.69    $  10.39
                                       =======       =======       =======      ========    ========
Total return .......................      0.66%        (8.90)%       (3.58)%       (5.38)%     18.19%
                                       =======       =======       =======      ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)       $285,484      $230,916      $230,290      $207,042    $ 66,338
Ratio of expenses to average
  net assets .......................      0.92%         0.92%         0.88%         0.88%       0.88%
Ratio of net investment
  income to average net
  assets ...........................      9.97%        10.28%        10.25%        10.60%       9.76%
Portfolio turnover rate ............        88%           87%          178%          181%        390%

52 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(d)(e):


                                                                  CLASS IA
                                    ------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------
                                         2001          2000         1999         1998         1997
                                    -------------- ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ..........................     $    9.46   $   9.18     $   9.67     $   9.44     $   9.29
                                        ---------    -------      -------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............          0.37       0.55         0.50         0.50         0.53
 Net realized and unrealized
  gain (loss) on
  investments .....................          0.41       0.30        (0.49)        0.21         0.13
                                        ---------    -------      -------      -------      -------
 Total from investment
  operations ......................          0.78       0.85         0.01         0.71         0.66
                                        ---------    -------      -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............         (0.36)     (0.56)       (0.50)       (0.48)       (0.51)
 Tax return of capital
  distributions ...................             -      (0.01)           -            -            -
                                        ----------   -------      -------      -------      -------
 Total dividends and
  distributions ...................         (0.36)     (0.57)       (0.50)       (0.48)       (0.51)
                                        ----------   -------      -------      -------      -------
Net asset value, end of period          $    9.88   $   9.46     $   9.18     $   9.67     $   9.44
                                        ==========   =======      =======      =======      =======
Total return ......................          8.23%      9.27%        0.02%        7.74%        7.29%
                                        =========    =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................     $ 241,071   $142,822     $156,864     $153,383     $115,114
Ratio of expenses to average
  net assets ......................          0.62%      0.58%        0.55%        0.55%        0.55%
Ratio of net investment
  income to average net
  assets ..........................          4.84%      5.83%        5.16%        5.21%        5.61%
Portfolio turnover rate ...........           463%       541%         408%         539%         285%


                                                                        CLASS IB
                                    -------------------------------------------------------------------
                                                                                            MAY 1,
                                                 YEAR ENDED DECEMBER 31,                   1997* TO
                                    --------------------------------------------------   DECEMBER 31,
                                        2001         2000         1999         1998          1997
                                    ------------ ----------- ------------- ----------- ----------------
Net asset value, beginning of
  period ..........................   $  9.43     $  9.15       $   9.66    $  9.43       $    9.27
                                      -------     -------       --------    -------       ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............      0.35        0.52           0.47       0.47            0.32
 Net realized and unrealized
  gain (loss) on
  investments .....................      0.39        0.31          (0.49)      0.22            0.22
                                      -------     -------       --------    -------       ---------
 Total from investment
  operations ......................      0.74        0.83          (0.02)      0.69            0.54
                                      -------     -------       --------    -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............     (0.34)      (0.54)         (0.49)     (0.46)          (0.38)
 Tax return of capital
  distributions ...................         -       (0.01)            -           -               -
                                      -------     -------       --------    -------       ---------
 Total dividends and
  distributions ...................     (0.34)      (0.55)         (0.49)     (0.46)          (0.38)
                                      -------     -------       --------    -------       ---------
Net asset value, end of period        $  9.83     $  9.43       $   9.15    $  9.66       $    9.43
                                      =======     =======       ========    =======       =========
Total return ......................      7.98%       8.99%         (0.23)%     7.48%           5.83%(b)
                                      =======     =======       ========    =======       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $204,870     $71,267        $45,911    $30,898       $   5,052
Ratio of expenses to average
  net assets ......................      0.87%       0.83%          0.80%      0.80%           0.81%(a)
Ratio of net investment
  income to average net
  assets ..........................      4.59%       5.55%          4.91%      4.87%           5.15%(a)
Portfolio turnover rate ...........       463%        541%           408%       539%            285%

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  53

EQ/ALLIANCE INTERNATIONAL PORTFOLIO(d):



                                                                        CLASS IA
                                    ---------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------------------------------
                                          2001              2000             1999           1998            1997
                                    --------------- ------------------- -------------- -------------- ---------------
Net asset value, beginning of
  period ..........................     $   10.62         $ 15.03         $ 11.13      $ 10.27        $ 11.50
                                        ---------         -------         -------      -------        -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................          0.02           (0.01)           0.08         0.09           0.10
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........         (2.42)          (3.33)           4.07         0.97          (0.45)
                                        ---------         -------         -------      -------        -------
 Total from investment
  operations ......................         (2.40)          (3.34)           4.15         1.06          (0.35)
                                        ---------         -------         -------      -------        -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............             -           (0.05)              -        (0.20)         (0.32)
 Distributions from realized
  gains ...........................         (0.19)          (1.02)          (0.25)           -          (0.56)
                                        ---------         -------         -------      -------        -------
 Total dividends and
  distributions ...................         (0.19)          (1.07)          (0.25)       (0.20)         (0.88)
                                        ---------         -------         -------      -------        -------
Net asset value, end of period          $    8.03         $ 10.62         $ 15.03      $ 11.13        $ 10.27
                                        =========         =======         =======      =======        =======
Total return ......................        (22.88)%        (22.77)%         37.31%       10.57%         (2.98)%
                                        =========         =======         =======      =======        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................      $167,610        $228,325        $268,541     $204,767      $190,611
Ratio of expenses to average
  net assets ......................          1.10%           1.16%(c)        1.08%        1.06%         1.08%
Ratio of net investment
  income (loss) to average
  net assets ......................          0.17%          (0.03)%(c)       0.70%        0.81%         0.83%
Portfolio turnover rate ...........            77%             80%            152%          59%           59%



                                                                        CLASS IB
                                    ---------------------------------------------------------------------------------
                                                                                                         MAY 1,
                                                       YEAR ENDED DECEMBER 31,                          1997* TO
                                    -------------------------------------------------------------     DECEMBER 31,
                                          2001              2000            1999         1998             1997
                                    --------------- ------------------- ------------ ------------ -------------------
Net asset value, beginning of
  period ..........................       $10.55            $14.96         $11.11      $10.26             $11.39
                                          ------            ------         ------      ------             ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................            -#            (0.01)          0.04        0.05               0.02
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........        (2.42)            (3.33)          4.06        0.98              (0.31)
                                          ------            ------         ------      ------             ------
 Total from investment
  operations ......................        (2.42)            (3.34)          4.10        1.03              (0.29)
                                          ------            ------         ------      ------             ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............            -             (0.05)             -       (0.18)             (0.28)
 Distributions from realized
  gains ...........................        (0.19)            (1.02)         (0.25)          -              (0.56)
                                          ------            ------         ------      ------             ------
 Total dividends and
  distributions ...................        (0.19)            (1.07)         (0.25)      (0.18)             (0.84)
                                          ------            ------         ------      ------             ------
Net asset value, end of period             $7.94            $10.55         $14.96      $11.11             $10.26
                                           =====            ======         ======      ======             ======
Total return ......................       (23.23)%          (22.86)%        36.90%      10.30%             (2.54)%(b)
                                           =====            ======         ======      ======             ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................      $36,054           $37,171        $18,977     $ 7,543            $3,286
Ratio of expenses to average
  net assets ......................         1.35%             1.41%(c)       1.33%       1.31%             1.38%(a)
Ratio of net investment
  income (loss) to average
  net assets ......................        (0.08)%           (0.28)%(c)      0.36%       0.44%             0.20%(a)
Portfolio turnover rate ...........           77%               80%           152%         59%               59%


54 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/ALLIANCE MONEY MARKET PORTFOLIO (d)(e):




                                                                        CLASS IA
                                   --------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                   --------------------------------------------------------------------------
                                        2001           2000           1999           1998           1997
                                   -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of
  year ...........................      $10.33         $10.28         $10.22         $10.18         $10.17
                                        ------         ------         ------         ------         ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...........        0.39           0.64           0.51           0.53           0.54
 Net realized and unrealized
  gain (loss) on
  investments ....................           -+             -              -              -              -
                                        ------         ------         ------         ------         ------
 Total from investment
  operations .....................        0.39           0.64           0.51           0.53           0.54
                                        ------         ------         ------         ------         ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..............       (0.35)         (0.59)         (0.45)         (0.49)         (0.53)
                                        ------         ------         ------         ------         ------
Net asset value, end of year .....      $10.37         $10.33         $10.28         $10.22         $10.18
                                        ======         ======         ======         ======         ======
Total return .....................        3.82%          6.24%          4.96%          5.34%          5.42%
                                        ======         ======         ======         ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .........................    $860,719       $893,097       $883,988       $723,311       $449,960
Ratio of expenses to
 average net assets ..............        0.40%          0.40%          0.37%         0.37%          0.39%
Ratio of net investment
 income to average net
 assets ..........................        3.80%          6.02%          4.91%         5.13%          5.28%



                                                                        CLASS IB
                                   -----------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------
                                          2001            2000           1999           1998           1997
                                   ----------------- -------------- -------------- -------------- --------------
Net asset value, beginning of
  year ...........................      $10.28          $10.25          $10.21        $10.17      $10.16
                                        ------          ------          ------        ------      ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...........        0.31            0.61            0.49          0.49        0.52
 Net realized and unrealized
  gain (loss) on
  investments ....................        0.06+          (0.01)          (0.01)         0.02            -
                                        ------          -------         ------        ------      ------
 Total from investment
  operations .....................        0.37            0.60            0.48          0.51        0.52
                                        ------          -------         ------        ------      ------

 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..............       (0.33)          (0.57)          (0.44)        (0.47)      (0.51)
                                        ------          ------          ------        ------      ------
Net asset value, end of year .....      $10.32          $10.28          $10.25        $10.21      $10.17
                                        ======          ======          ======        ======      ======
Total return .....................        3.63%           5.99%           4.71%         5.08%       5.16%
                                        ======          ======          ======        ======      ======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .........................  $1,155,159        $677,333        $559,713      $386,718    $123,675
Ratio of expenses to
 average net assets ..............        0.65%          0.65%            0.62%         0.62%       0.63%
Ratio of net investment
 income to average net
 assets ..........................        3.38%          5.78%            4.68%         4.82%       5.02%



EQ Advisors Trust                       FINANCIAL HIGHLIGHTS  55

EQ/ALLIANCE QUALITY BOND PORTFOLIO(d)(e):


                                                                        CLASS IA
                                    ----------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------
                                        2001         2000         1999         1998         1997
                                    ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ..........................     $ 9.55       $ 9.11       $  9.84      $ 9.74       $ 9.49
                                        ------       ------       -------      ------       ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income. ...........       0.57         0.60          0.54        0.55         0.60
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........       0.22         0.44         (0.74)       0.28         0.24
                                        ------       ------       -------      ------       ------
 Total from investment
  operations ......................       0.79         1.04         (0.20)       0.83         0.84
                                        ------       ------       -------      ------       ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.53)       (0.60)        (0.50)      (0.53)       (0.59)
 Distributions from realized
  gains ...........................          -            -         (0.03)      (0.20)           -
                                        ------       ------        ------       ------       ------
 Total dividends and
  distributions ...................      (0.53)       (0.60)        (0.53)      (0.73)       (0.59)
                                        ------       ------        ------       ------       ------
Net asset value, end of period.....     $ 9.81       $ 9.55        $ 9.11       $9.84       $ 9.74
                                        ======       ======        ======       ======       ======
Total return ......................       8.28%       11.48%        (2.00)%      8.69%        9.14%
                                        ======       ======        ======       ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $309,097     $553,109      $329,895    $322,418     $203,233
Ratio of expenses to average
 net assets .......................       0.60%        0.59%         0.56%       0.57%        0.57%
Ratio of net investment
 income to average net
 assets ...........................       5.31%        6.34%         5.64%       5.48%        6.19%
Portfolio turnover rate ...........        301%         282%          147%        194%         374%


                                                          CLASS IB
                                    ----------------------------------------------------
                                                                             JUNE 8,
                                          YEAR ENDED DECEMBER 31,           1998* TO
                                    -----------------------------------   DECEMBER 31,
                                        2001       2000        1999           1998
                                    ----------- ---------- ------------ ----------------
Net asset value, beginning of
  period ..........................    $ 9.52     $ 9.09     $  9.84       $ 9.90
                                       ------     ------     -------       ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income. ...........      0.51       0.57        0.52         0.25
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      0.25       0.45       (0.75)        0.14
                                       ------     ------     -------       ------
 Total from investment
  operations ......................      0.76       1.02       (0.23)        0.39
                                       ------     ------     -------       ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............     (0.51)     (0.59)      (0.49)       (0.25)
 Distributions from realized
  gains ...........................         -          -       (0.03)       (0.20)
                                       ------     ------      ------      -------
 Total dividends and
  distributions ...................     (0.51)     (0.59)      (0.52)       (0.45)
                                       ------     ------      ------      -------
Net asset value, end of period.....    $ 9.77     $ 9.52      $ 9.09      $  9.84
                                       ======     ======      ======      =======
Total return ......................      8.04%     11.28%      (2.25)%       4.05%(b)
                                       ======     ======      ======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $46,843     $9,159      $1,094          $10
Ratio of expenses to average
 net assets .......................      0.85%      0.84%       0.81%        0.81%(a)
Ratio of net investment
 income to average net
 assets ...........................      4.97%      5.98%       5.39%        5.06%(a)
Portfolio turnover rate ...........       301%       282%        147%         194%

56 FINANCIAL HIGHLIGHTS                         EQ Advisors Trust

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO(d)(e):


                                                                        CLASS IA
                                  --------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------       MAY 1,
                                                                                                     1997* TO
                                                                                                   DECEMBER 31,
                                        2001           2000           1999            1998             1997
                                  --------------- -------------- -------------- --------------- ------------------
Net asset value, beginning of
  period ........................       $15.06           $ 15.11        $ 11.82       $12.35          $ 10.00
                                        ------           -------        -------       ------          -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................        (0.06)            (0.07)         (0.05)        0.01             0.01
 Net realized and unrealized
  gain (loss) on
  investments ...................        (1.89)             1.99           3.34        (0.54)            2.65
                                        ------           -------        -------       ------          -------
 Total from investment
  operations ....................        (1.95)             1.92           3.29        (0.53)            2.66
                                        ------           -------        -------       ------          -------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............            -                 -              -            -            (0.01)
 Distributions from realized
  gains .........................        (0.21)            (1.97)             -            -            (0.30)
                                        ------           -------        -------       ------          -------
 Total dividends and
  distributions .................        (0.21)            (1.97)             -            -            (0.31)
                                        ------           -------        -------       ------          -------
Net asset value, end of
 period .........................       $12.90           $ 15.06        $ 15.11       $11.82          $ 12.35
                                        ======           =======        =======       ======          =======
Total return ....................       (13.03)%           14.12%         27.75%       (4.28)%          26.74%(b)
                                        ======           =======        =======       ======          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................     $461,312          $501,596       $241,000     $198,360          $94,676
Ratio of expenses to
 average net assets .............         0.81%             0.84%          0.95%        0.96%            0.95%(a)
Ratio of net investment
 income (loss) to average
 net assets .....................        (0.49)%           (0.37)%        (0.40)%       0.08%            0.10%(a)
Portfolio turnover rate .........          110%              142%           221%          94%              96%


                                                                        CLASS IB
                                  --------------------------------------------------------------------------------
                                                                                                      MAY 1,
                                                     YEAR ENDED DECEMBER 31,                         1997* TO
                                  -------------------------------------------------------------    DECEMBER 31,
                                        2001           2000           1999            1998             1997
                                  --------------- -------------- -------------- --------------- ------------------
Net asset value, beginning of
  period ........................          $14.92         $ 15.03         $11.79       $12.34           $10.00
                                           ------         -------         ------       ------           ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ........................           (0.08)          (0.11)         (0.08)       (0.02)           (0.01)
 Net realized and unrealized
  gain (loss) on
  investments ...................           (1.88)           1.97           3.32        (0.53)            2.65
                                           ------         -------         ------       ------           ------
 Total from investment
  operations ....................           (1.96)           1.86           3.24        (0.55)            2.64
                                           ------         -------         ------       ------           ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............              -              -                -            -                -
 Distributions from realized
  gains .........................           (0.21)          (1.97)             -            -            (0.30)
                                           ------         -------         ------       ------           ------
 Total dividends and
  distributions .................           (0.21)          (1.97)             -            -            (0.30)
                                           ------         -------         ------       ------           ------
Net asset value, end of
 period .........................          $12.75          $14.92         $15.03       $11.79           $12.34
                                           ======          ======         ======       ======           ======
Total return ....................          (13.28)%         13.78%         27.46%       (4.44)%          26.57%(b)
                                           ======          ======         ======       ======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ........................        $387,833        $360,635       $162,331     $112,254          $46,324
Ratio of expenses to
 average net assets .............            1.06%           1.09%          1.20%        1.20%            1.15%(a)
Ratio of net investment
 income (loss) to average
 net assets .....................           (0.74)%         (0.62)%        (0.65)%      (0.17)%          (0.12)%(a)
Portfolio turnover rate .........             110%            142%           221%          94%              96%



EQ Advisors Trust                        FINANCIAL HIGHLIGHTS  57

EQ/BALANCED PORTFOLIO(d)(g):




                                                                        CLASS IA
                                  ----------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------------------
                                        2001            2000           1999           1998           1997
                                  --------------- --------------- -------------- -------------- --------------
Net asset value, beginning of
  period ........................       $15.20          $19.18         $18.51         $17.58          $16.64
                                        ------          ------         ------         ------          ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..........         0.40            0.60           0.52           0.56            0.58
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions .........        (0.69)          (0.92)          2.69           2.54            1.86
                                        ------          ------         ------         ------          ------
 Total from investment
  operations ....................        (0.29)          (0.32)          3.21           3.10            2.44
                                        ------          ------         ------         ------          ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............        (0.39)          (0.62)         (0.56)         (0.50)          (0.59)
 Distributions from realized
  gains .........................            -           (3.04)         (1.98)         (1.67)          (0.91)
                                        ------          ------         ------         ------          ------
 Total dividends and
  distributions .................        (0.39)          (3.66)         (2.54)         (2.17)          (1.50)
                                        ------          ------         ------         ------          ------
Net asset value, end of
 period .........................       $14.52          $15.20         $19.18         $18.51          $17.58
                                        ======          ======         ======         ======          ======
Total return ....................        (1.85)%         (1.32)%        17.79%         18.11%          15.06%
                                        ======          ======         ======         ======          ======
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
 (000's) ........................   $2,112,401      $1,914,143     $2,126,313     $1,936,429      $1,724,089
Ratio of expenses to average
 net assets after waivers .......         0.65%            N/A           N/A            N/A             N/A
Ratio of expenses to average
 net assets before waivers ......         0.65%           0.59%          0.44%          0.45%           0.45%
Ratio of net investment
 income to average net
 assets after waivers ...........         2.74%            N/A           N/A            N/A             N/A
Ratio of net investment
 income to average net
 assets before waivers ..........         2.74%           3.17%          2.68%          3.00%           3.30%
Portfolio turnover rate .........          184%            183%           107%            95%           146%



                                                                        CLASS IB
                                  ----------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,           JULY 8, 1998* TO
                                  --------------------------------------     DECEMBER 31,
                                      2001         2000         1999             1998
                                  ------------ ------------ ------------ -------------------
Net asset value, beginning of
  period ........................     $15.14       $19.15      $18.51           $19.48
                                      ------       ------      ------           ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ..........       0.35         0.55        0.47             0.24
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions .........      (0.67)       (0.93)       2.69             0.66
                                      ------       ------      ------           ------

 Total from investment
  operations ....................      (0.32)       (0.38)       3.16             0.90
                                      ------       ------      ------           ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income .............      (0.37)       (0.59)      (0.54)           (0.20)
 Distributions from realized
  gains .........................          -        (3.04)      (1.98)           (1.67)
                                      ------       ------      ------           ------
 Total dividends and
  distributions .................      (0.37)       (3.63)      (2.52)           (1.87)
                                      ------       ------      ------           ------
Net asset value, end of
 period .........................     $14.45       $15.14      $19.15           $18.51
                                      ======       ======      ======           ======
Total return ....................      (2.08)%      (1.58)%     17.50%            4.92%(b)
                                      ======       ======      ======           ======
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
 (000's) ........................   $359,212      $41,282     $10,701              $10
Ratio of expenses to average
 net assets after waivers .......       0.90%        N/A         N/A              N/A
Ratio of expenses to average
 net assets before waivers ......       0.90%        0.84%       0.69%            0.70%(a)
Ratio of net investment
 income to average net
 assets after waivers ...........       3.72%        N/A         N/A              N/A
Ratio of net investment
 income to average net
 assets before waivers ..........       3.72%        2.92%       2.43%            2.65%(a)
Portfolio turnover rate .........        184%         183%        107%              95%



58 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/EQUITY 500 INDEX PORTFOLIO(d)(e)(f):




                                                                          CLASS IA
                                         --------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------------------------
                                               2001            2000           1999           1998          1997
                                         --------------- --------------- -------------- -------------- ------------
Net asset value, beginning of period           $25.34          $29.57         $25.00         $19.74       $15.16
                                               ------          ------         ------         ------       ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .................         0.26            0.25           0.28           0.27         0.26
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions ........        (3.28)          (3.13)          4.78           5.25         4.64
                                               ------          ------         ------         ------       ------
 Total from investment operations ......        (3.02)          (2.88)          5.06           5.52         4.90
                                               ------          ------         ------         ------       ------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ...............................        (0.25)          (0.19)         (0.27)         (0.25)       (0.25)
 Distributions from net realized
  gains ................................        (0.02)          (1.16)         (0.22)         (0.01)       (0.07)
                                               ------          ------         ------         ------       ------
 Total dividends and distributions .....        (0.27)          (1.35)         (0.49)         (0.26)       (0.32)
                                               ------          ------         ------         ------       ------
Net asset value, end of period .........       $22.05          $25.34         $29.57         $25.00       $19.74
                                               ======          ======         ======         ======       ======
Total return ...........................       (11.95)%         (9.58)%        20.38%         28.07%       32.58%
                                               ======          ======         ======         ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......   $1,775,556      $2,106,901     $2,618,539     $1,689,913     $943,631
Ratio of expenses to average net
 assets ................................         0.31%           0.32%          0.33%          0.34%       0.37%
Ratio of net investment income to
 average net assets ....................         1.08%           0.87%          1.05%          1.23%       1.46%
Portfolio turnover rate ................            3%             17%             5%             6%          3%



                                                                        CLASS IB
                                         --------------------------------------------------------------------
                                                                                                  MAY 1,
                                                       YEAR ENDED DECEMBER 31,                   1997* TO
                                         ---------------------------------------------------   DECEMBER 31,
                                              2001          2000         1999        1998          1997
                                         ------------- ------------- ----------- ----------- ----------------
Net asset value, beginning of period       $  25.22       $ 29.50      $24.98    $  19.73       $   16.35
                                           --------       -------      ------     -------       ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .................       0.20          0.16        0.21        0.22            0.14
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions ........      (3.26)        (3.11)       4.78        5.24            3.48
                                           --------       -------      ------     -------       ---------
 Total from investment operations ......      (3.06)        (2.95)       4.99        5.46            3.62
                                           --------       -------      ------     -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ...............................      (0.19)        (0.17)       0.25)      (0.20)          (0.17)
 Distributions from net realized
  gains ................................      (0.02)        (1.16)       0.22)      (0.01)          (0.07)
                                           --------       -------      ------     --------      ---------
 Total dividends and distributions .....      (0.21)        (1.33)       0.47)      (0.21)          (0.24)
                                           --------       -------      ------     --------      ---------
Net asset value, end of period .........   $  21.95       $ 25.22      $29.50    $  24.98       $   19.73
                                           ========       =======      ======     ========      =========
Total return ...........................     (12.15)%       (9.81)%     20.08%      27.74%          22.28%(b)
                                           ========       =======      ======     ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......   $925,533      $928,578     $20,931    $    443             110
Ratio of expenses to average net
 assets ................................       0.56%         0.57%       0.58%       0.59%           0.62%(a)
Ratio of net investment income to
 average net assets ....................       0.83%         0.58%       0.78%       0.98%           1.10%(a)
Portfolio turnover rate ................          3%           17%          5%          6%              3%

---------
*    Commencement of Operations.
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#    Per share amount is less than $0.01.
(a)  Annualized.
(b)  Total return is not annualized.
(c) Reflects overall fund ratios for investment income and non-class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e) For periods through December 31, 2000, net investment income and capital changes per share are based on monthly average shares outstanding.
(f) On October 6, 2000, this Portfolio received, through a substitution transaction, the assets and liabilities of the BT Equity 500 Index Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2000 represents the results of operations of the EQ Equity 500 Index Portfolio.
(g) On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/Balanced Portfolio.


EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  59

--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2002, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953